UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 OR 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  July 12, 2006
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware               000-06217             94-1672743
   (State or other          (Commission          (IRS Employer
    jurisdiction
  of incorporation)         File Number)      Identification No.)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

          On July 12, 2006, the Company's Board of Directors approved the compensation amounts payable to non-employee members of the Board. The non-employee director cash compensation will remain as follows: (1) the annual retainer fee is $75,000 per year; (2) the non-Chair members of the Audit Committee fee is
$10,000 per year; (3) the Chair of the Audit Committee fee is $20,000 per year; and (3) the fee for each of the Chairs of the Compensation, Finance, Corporate Governance and Nominating, and Executive Committees of the Board, and the Chair of the Company's Sheltered Employee Retirement Plan Investment Policy Committee is $10,000 per year. Each of the foregoing annual fees is paid in four quarterly pro-rata installments. Non-employee directors of the Company may elect to defer payment of all or any part of their directors' fees or may elect to receive restricted stock units ("RSUs") in lieu of their cash fees. A summary of the non-employee director compensation arrangements is attached as
Exhibit 10.1 with this Form 8-K.

          Also on July 12, 2006, the Company's Board of Directors approved the grant of RSUs to each non-employee director under the Intel Corporation 2006 Equity Incentive Plan (the "Plan"). Each director will be granted RSUs with an aggregate value of $145,000 divided by the average of the high and low sales prices of one share of the Company's common stock on the date of grant. These RSU grants are to be made instead of grants of stock options. In addition, the Lead Independent Director will continue to be paid an additional $30,000 per year, which will be provided in the form of RSUs instead of being paid in cash.

           The following description is qualified by reference to the terms of the form of Intel Corporation Non-Employee Director Restricted Stock Unit Agreement and the Notice of Grant, copies of which are attached as Exhibits 10.2 and 10.3 with this Form 8-K, and to the terms of the Plan, a copy of which was filed as
Exhibit 10.1 to the Company's Form 8-K dated May 22, 2006. RSUs are subject to administration and interpretation by the committee of the Board of Directors designated pursuant to the Plan, or by its delegate. Grants of RSUs typically vest 1/3 each year and are 100% vested after three years. Unvested RSUs are cancelled as of the date of termination of service as set forth in the form of RSU agreement, subject to accelerated vesting upon death, retirement and disablement. Unvested RSUs do not provide any rights of a stockholder and do not accrue dividends. Non-employee directors may elect to defer receipt of shares from vested RSUs.

Item 9.01      Financial Statements and Exhibits.

          (d)  Exhibits.

                         The following exhibits are filed as part
               of this Report:

               Exhibit
               Number    Description

               10.1      Summary   of   Intel  Corporation   Non-
                         Employee Director Compensation

               10.2      Form of Non-Employee Director
                         Restricted Stock Unit Agreement under
                         the 2006 Equity Incentive Plan (for
                         RSUs granted after May 17, 2006)

               10.3      Form  of  Notice of Grant  -  Restricted
                         Stock Units (incorporated by reference to Exhibit 10.13 of the Company's Form
                         8-K as filed on July 6, 2006)

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                      --------------------------
                                      Cary I. Klafter
Date:  July 14, 2006                  Corporate Secretary